Propylene / Polypropylene Transaction

Bruce Fischer
Tom Hofmann
Terry Delaney

March 28, 2003

Safe Harbor Statement

This slide presentation should be reviewed in conjunction with the conference call held on March 28, 2003 at 10:00 a.m. ET. You may listen to the audio portion of the conference call on this website or an audio recording will be available for ten days after the call's completion by calling 1-888-562-6205.

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Transaction Summary

- Partnership with Equistar for long term propylene supply
  - 500 MM lbs. at producer economics (cost basis) plus fixed discount
  - 200 MM lbs. at market pricing
- Purchase of 400 MM lb. Gulf Coast polypropylene plant
- Purchase price: $190 MM + $ 10 MM estimated inventory
  - will pay with cash

Sunoco Value Drivers

Unique opportunity to grow and strengthen polypropylene business

- Backward integration into Gulf Coast propylene provides raw material hedge
  - fixed discount reduces transaction risk
  - cost based propylene should be favorable in tight propylene market
- Additional polypropylene capacity at good value increases scale in business (5th → 3rd market position)

Polypropylene Capacity (North America)


Huntsman
6 %
Others
10 %
Basell
15 %
BP
14 %
Formosa
8 %
Dow/Carbide
8 %
TotalFina
12%
Sunoco
14 %
ExxonMobil
13 %

	Effective 2002 Annual Capacity, B#
Basell	2.7
BP	2.6
Sunoco/Epsilon/Bayport	2.5
ExxonMobil	2.4
TotalFina	2.1
Dow/Carbide	1.4
Formosa	1.4
Huntsman	1.1
Others	1.8
Total	18.0

SOURCE: APC

Sunoco Value Drivers

Unique opportunity to grow and strengthen polypropylene business

- Backward integration into Gulf Coast propylene provides raw material hedge
  - fixed discount reduces transaction risk
  - cost based propylene should be favorable in tight propylene market
- Additional polypropylene capacity at good value increases scale in business (5th → 3rd market position)
- **Strategic and accretive deal . . . immediately**
  - **value opportunity with quality supplier**

Fixed Propylene Discount (500 MM#)

	Discount to Gulf Coast Market	
Year	(¢/#)	(MM$/year)
2003 / 04	4.0	20
2005 / 06	3.2	16
2007 / 09	2.4	12
2010 +	1.6	8

Variable Propylene Discount (500 MM#)

- Discount of Gulf Coast propylene price over producer economics (naphtha + cash operating costs)
- Has averaged 3.8 ¢/# over 1987 - 2002
  - low cycle (1998 - 2002) of 2.2 ¢/#
  - cyclical margin tied to overall chemical demand
- Industry projection for stronger margins than recent history
- Margin up to 4.0 ¢/# to Sunoco… 50 / 50 sharing with Equistar above 4.0 ¢/#
  - floor (to Sunoco) at market

Polypropylene Plant Acquisition

Bayport Plant

Chemical Grade Propylene from Equistar crackers	→ Splitter →	400 MM# capacity single train	→	
			Fibers	45%
			Inj Mould	35%
			Compounding	15%

- Integrate with Sunoco's existing polypropylene business
- Synergies with Sunoco's LaPorte, TX plant
  . . . improve product mix and rate
- Low cost cycle play
  - At estimated mid-cycle (14 ¢/# margins)
    NIAT ~ $15 MM

Combined Project Cash Flow



Fixed Cash Flow
Base Case Margin
Payback expected in 4 years
MM$
70
60
50
40
30
20
10
0
Year 1
Year 2
Year 3
Year 4
Year 5

	Year 1	Year 2	Year 3	Year 4	Year 5
Fixed Discount (¢/#)	4.0	4.0	3.2	3.2	2.4
Variable Margin (¢/#)	3.8	3.8	3.8	3.8	3.8
PP Margin (¢/#)	11.7	14.2	17.3	15.2	10.7
NIAT (MM$)*	17	24	31	28	17
EPS ($/share)*	.22	.31	.40	.36	.22

* net of 8% financing costs

Summary

- Secure propylene supply and raw materials hedge
- Improve Gulf Coast polypropylene position
- Strategic and accretive deal
  - accretive even at 2002 margins